Fifth Third Bank | All Rights Reserved 4Q11 Earnings Conference Call January 20, 2012 Please refer to earnings release dated January 20, 2012 for further information. Exhibit 99.2

FIFTH THIRD BANK

This report contains statements that we believe are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as "will likely result," "may," "are expected to," "is anticipated," "estimate," "forecast," "projected," "intends to," or may include other similar words or phrases such as "believes," "plans," "trend," "objective," "continue," "remain," or similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third's ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third's operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third's stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Vantiv, LLC, formerly Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third's earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or "SEC," for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

©

2 Fifth Third Bank | All Rights Reserved Cautionary statement

Fifth Third Bank | All Rights Reserved
4Q11 in review
Credit continuing to improve
• Net charge-offs of $239mm (1.19% of loans and leases) declined
$23mm, or 9%, sequentially to lowest level since 4Q07
• Total NPAs of $2.0B including held-for-sale declined $187mm or 9%
sequentially to lowest level since 1Q08
• Provision expense of $55mm, reduction in allowance of $184mm
• Loan loss allowance 2.78% of loans; coverage 124% of NPAs, 157% of
NPLs, and 2.4x annualized fourth quarter net charge-offs
Actions driving progress
• Continued investments to maintain and enhance revenue generation;
disciplined expense control
• Focus on credit quality, portfolio management, and loss mitigation strategies
• Executing on customer experience and employee engagement initiatives
• Enhancing breadth and profitability of offerings and relationships
Continued strong operating results
• Net income available to common shareholders of $305mm, or $0.33 per diluted share
• 1.1% ROA; 12% ROTCE^
• Pre-provision net revenue^ of $473mm, down 23% sequentially
• Average and end of period loans and leases* up 2% sequentially;
average transaction deposits up 5% sequentially
• Strong capital ratios: Tier 1 common^ 9.3%, Tier 1 capital ratio 11.9%,
Total capital ratio 16.1%**
• Tangible book value per share^ growth 2% from 3Q11, 13% from 4Q10
^ Non-GAAP measure. See Reg. G reconciliation on slides 34-35.
* Excluding loans held-for-sale
** Current period regulatory capital data ratios are estimated

Fifth Third Bank | All Rights Reserved
Financial summary
• 4Q11 earnings of $0.33 per diluted share driven by strong core performance and improved credit results
– Included $68mm of pretax charges in 4Q11 associated with Visa total return swap and increased bankcard association litigation reserves
• 1.1% return on average assets; 12% return on average tangible common equity^
• Average transaction deposits up 5%; core deposits up 3% sequentially
• Average loans* up 5% from 4Q10, reflecting strength in C&I, mortgage, and auto loans
Actual
Seq. YOY
($ in millions) 4Q10 3Q11 4Q11 $ % $ %
Average Balances
Commercial loans* $42,808 $43,879 $44,636 $757 2% $1,828 4%
Consumer loans*
33,428 34,741 35,278 537 2% 1,850 6%
Total loans & leases* $76,236 $78,620 $79,914 $1,294 2% $3,678 5%
Core deposits
$76,454 $78,222 $80,587 $2,365 3% $4,133 5%
Income Statement Data
Net interest income (taxable equivalent) $919 $902 $920 $18 2% $1 -
Provision for loan and lease losses 166 87 55 (32) (36%) (111) (67%)
Noninterest income 656 665 550 (115) (17%) (106) (16%)
Noninterest expense 987 946 993 47 5% 6 1%
Net Income $333 $381 $314 ($67) (18%) ($19) (6%)
Net income available to common shareholders $270 $373 $305 ($68) (18%) $35 13%
Pre-provision net revenue^ $583 $617 $473 ($144) (23%) ($110) (19%)
Earnings per share, basic $0.34 $0.41 $0.33 ($0.08) (20%) ($0.01) (3%)
Earnings per share, diluted $0.33 $0.40 $0.33 ($0.07) (18%) - -
Net interest margin 3.75% 3.65% 3.67% 2bps 1% (8bps) (2%)
Return on average assets 1.18% 1.34% 1.08% (26bps) (19%) (10bps) (8%)
Return on average tangible common equity^ 13.9% 14.9% 11.9% ~(300bps) (20%) ~(200bps) (14%)
^ Non-GAAP measure.  See Reg. G reconciliation on slides 34-35.
* Excluding loans held-for-sale

FIFTH THIRD BANK

4.0%
3.5%
3.0%
2.5%
2.0%
$919
$884
$869
$902
$920
3.75%
3.71%
3.62%
3.65%
3.67%
$950
$850
$750
$650
$550
$450
4Q10
1Q11
2Q11
3Q11
4Q11
($mm)
Net Interest Income (right axis)
PAA*
NIM

Yield Analysis

Interest-earning assets	4Q10	3Q11	4Q11	Seq. Δ (bps)	YoY Δ (bps)
Commercial and industrial loans	4.64%	4.29%	4.28%	(1)	(36)
Commercial mortgage loans	4.17%	3.94%	3.89%	(5)	(28)
Commercial construction loans	2.90%	3.02%	3.04%	2	14
Commercial leases	4.21%	3.87%	3.87%	-	(34)
Residential mortgage loans	4.64%	4.47%	4.16%	(31)	(48)
Home equity	3.98%	3.89%	3.87%	(2)	(11)
Automobile loans	5.41%	4.52%	4.27%	(25)	(114)
Credit card	10.55%	9.49%	9.66%	17	(89)
Other consumer loans and leases	18.68%	30.76%	36.95%	619	1,827
Total loans and leases	**4.78%**	**4.48%**	**4.41%**	**(7)**	**(37)**
Taxable securities	3.88%	3.88%	3.75%	(13)	(13)
Tax exempt securities	4.27%	5.84%	5.42%	(42)	115
Other short-term investments	0.25%	0.25%	0.24%	(1)	(1)
Total interest-earning assets	**4.52%**	**4.28%**	**4.23%**	**(5)**	**(29)**

©

Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Sequential net interest income trends reflected growth in C&I, residential mortgage, auto, and bankcard loan balances, which more than offset lower yields on loans and lower reinvestment rates on securities reflecting the current interest rate environment
– NII up $18mm, or 2%, sequentially and up $1mm year-over-year
– NIM up 2 bps sequentially and down 8 bps year-over-year
• Yield on interest-earning assets declined 5 bps sequentially and 29 bps year-over-year
* Represents purchase accounting adjustments included in net interest income.

FIFTH THIRD BANK

Average loan growth ($B)^

+2% QoQ; +5% YoY
76
78
78
79
80
33
34
34
35
35
43
43
44
44
45
4Q10
1Q11
2Q11
3Q11
4Q11
Commercial Loans
Consumer Loans

Average core deposit growth ($B)

+3% QoQ; +5% YoY
76
78
78
78
81
12
11
11
9
8
43
45
46
45
46
21
22
22
24
26
4Q10
1Q11
2Q11
3Q11
4Q11
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

Average wholesale funding ($B)

(5%) QoQ; (2%) YoY
17
16
16
18
17
10
10
10
10
10
2
2
2
4
4
5
4
4
3
3
4Q10
1Q11
2Q11
3Q11
4Q11
LT debt
ST borrowings
Non-core deposits

Fifth Third Bank | All Rights Reserved
Balance sheet
• C&I loans up 4% sequentially and 13% from 4Q10
• CRE loans down 3% sequentially and 13% from 4Q10
• Consumer loans up 2% sequentially and 6% from 4Q10
• Warehoused residential mortgage loans held-for-sale were $2.2B in
4Q11 versus $1.2B in 3Q11
• Core deposit to loan ratio of 101%, up 1% from 4Q10
• DDAs up 10% sequentially and 24% year-over-year
• Retail average transaction deposits up 3% sequentially and 12%
from the previous year, driven by growth in demand deposit,
interest checking, and MMDA balances
• Commercial average transaction deposits up 9% sequentially and
11% from the previous year driven by growth in demand deposit and interest checking balances
• Reduced wholesale funding by $320mm from 4Q10
– Non-core deposits down 9% sequentially
– Short term borrowings down 6% sequentially
– Long-term debt down 4% sequentially
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding

Fifth Third Bank | All Rights Reserved
Noninterest income
• Noninterest income of $550mm decreased $115mm, or 17%, from prior quarter; driven by the effect of valuation adjustments on the Visa total return swap, the impact of new debit interchange regulation on interchange revenue, lower net securities gains, and lower mortgage banking net revenue
• 4Q11 debit interchange revenue of $29mm
– 4Q11 debit interchange $ volume: $4.6B (Signature $3.5B, PIN $1.1B)
– 4Q11 debit interchange transaction volume: 124mm (Signature 98mm, PIN 26mm)
• Credit costs recorded in noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 4Q10 3Q11 4Q11
Gain / (loss) on sale of loans $21 $3 $9
Commercial loans HFS FV adjustment (35) (6) (18)
Gain / (loss) on sale of OREO properties (19) (21) (22)
Mortgage repurchase costs (1) (2) (1)
Total credit-related revenue impact ($34) ($25) ($33)
Actual Seq. YOY
4Q10 3Q11 4Q11 $ % $ %
($ in millions)
Service charges on deposits
$140 $134 $136 $2 1% ($4) (3%)
Corporate banking revenue
103 87 82 (5) (5%) (21) (20%)
Mortgage banking net revenue
149 178 156 (22) (12%) 7 5%
Investment advisory revenue
93 92 90 (2) (2%) (3) (3%)
Card and processing revenue
81 78 60 (18) (24%) (21) (26%)
Other noninterest income
55 64 24 (40) (63%) (31) (57%)
Securities gains, net
21 26 5 (21) (81%) (16) (76%)
Securities gains, net -
14 6 (3) (9) NM (17) NM
non-qualifying hedges on MSRs
Noninterest income
$656 $665 $550
($115)
(17%)
($106)
(16%)

Fifth Third Bank | All Rights Reserved
Noninterest expense
Noninterest expense
• Noninterest expense of $993mm increased $47mm, or 5%, compared with 3Q11, driven by higher compensation and benefits expenses (mortgage volumes, pension settlement expense) and increased litigation reserves primarily related to bankcard association membership
• Credit costs recorded in noninterest expense:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
4Q10 3Q11 4Q11 $ % $ %
($ in millions)
Salaries, wages and incentives
$385 $369 $393 $24 7% $8 2%
Employee benefits 73 70 84 14 21% 11 16%
Net occupancy expense
76 75 79 4
5%
3
4%
Technology and communications
52 48 48 - - (4) (8%)
Equipment expense
32 28 27 (1) (3%) (5) (13%)
Card and processing expense
26 34 28 (6) (17%) 2 9%
Other noninterest expense
343 322 334 12 4% (9) (3%)
Noninterest expense
$987 $946 $993 $47 5% $6 1%
Actual
($ in millions) 4Q10 3Q11 4Q11
Mortgage repurchase expense $20 $19 $18
Provision for unfunded commitments (4) (10) (6)
Derivative valuation adjustments (1) 4 (5)
OREO expense 11 7 8
Other problem asset related expenses 27 25 28
Total credit-related operating expenses $52 $45 $44

Pre-tax pre-provision earnings*
PPNR trend
• PPNR of $473mm down 23% from 3Q11 levels and down 19% over prior year reflecting
increased net interest income offset by a decrease in noninterest income and an increase in noninterest expense
• Adjusted PPNR of $526mm, including positive adjustments totaling $53mm, down 17%
sequentially and 9% year-over-year
PPNR reconciliation
581
546
582
637
526
34
3
28
25
33
52
31
36
45
44
$0
$100
$200
$300
$400
$500
$600
$700
$800
4Q10 1Q11 2Q11 3Q11 4Q11
Noninterest Expense Credit Items Fee Income Credit Items Adjusted
($ in millions) 4Q10 1Q11 2Q11 3Q11 4Q11
Income before income taxes (U.S. GAAP) (a) $417 $377 $506 $530 $418
Add: Provision expense (U.S. GAAP) (b) 166 168 113 87 55
PPNR (a) + (b) $583 $545 $619 $617 $473
Adjustments to remove (benefit) / detriment:
^
Valuation of 2009 Visa total return swap 5 9 4 17 54
Securities (gains) / losses (21) (8) (6) (26) (5)
Bankcard association litigation accrual - 1 - 4 14
FTPS warrants & puts (3) 2 (29) (3) (10)
Extinguishment (gains) / losses 17 (3) (6) - -
Termination of certain borrowings and hedging
transactions - - - 28
Adjusted PPNR $581 $546 $582 $637 $526
Credit-related items^^:
In noninterest income 34 3 28 25 33
In noninterest expense 52 31 36 45 44
Credit-adjusted PPNR** $667 $580 $646 $707 $603
-
Fifth Third Bank | All Rights Reserved

* Non-GAAP measure.  See Reg. G reconciliation on slides 34-35.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments
^^ See Slide 7 and Slide 8 for detailed breakout of credit-related items.

FIFTH THIRD BANK

Tangible common equity ratio^**

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.3%
8.6%
9.0%
9.0%
9.0%
7.0%
8.4%
8.6%
8.6%
8.7%
4Q10
1Q11
2Q11
3Q11
4Q11

Tier I common equity**

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
7.5%
9.0%
9.2%
9.3%
9.3%
4Q10
1Q11
2Q11
3Q11
4Q11

Tier I capital ratio

14%
12%
10%
8%
6%
4%
2%
0%
13.9%
10.5%
12.2%
11.9%
12.0%
11.9%
4Q10
1Q11
2Q11
3Q11
4Q11
Tier 1 Capital Ratio ex-TARP
Tier 1 Capital Ratio

Total risk-based capital ratio

20%
15%
10%
5%
0%
18.1%
14.7%
16.3%
16.0%
16.3%
16.1%
4Q10
1Q11
2Q11
3Q11
4Q11
Total RBC ratio ex-TARP
Total RBC ratio

Current period regulatory capital data ratios are estimated.

^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax

** Estimate, subject to final rule-making and clarification by U.S. banking regulators; currently assumes unrealized securities gains are included in common equity for purposes of this calculation*

10
© Fifth Third Bank | All Rights Reserved

Strong capital position Strong capital ratios under Basel I; estimated Basel III Tier 1 common ratio of 9.7%*

$400
$300
$200
$100
$0
$356
$367
$304
$262
$239
183
203
163
126
126
173
164
141
136
113
4Q10
1Q11
2Q11
3Q11
4Q11
Commercial
Consumer

Other consumer 2%
C&I 26%
Coml mortgage 20%
Coml const. 2%
Coml lease 0%
Residential mortgage 15%
Home equity 21%
Auto 5%
Card 9%

MI 25%
OH 26%
IN 3%
IL 8%
KY 4%
TN 1%
NC 2%
Other / National 14%
FL 17%

Δ

Δ

Fifth Third Bank | All Rights Reserved
Net charge-offs
Net charge-offs by loan type
Net charge-offs by geography
Net charge-offs ($mm)
$mm %
Commercial $113 47%
Consumer $126 53%
Total   $239 100%
Actual
Seq. YOY
($ in millions) 4Q10 3Q11 4Q11 $ % $ %
C&I $85 $55 $62 $7 13% ($23) (27%)
Commercial mortgage
80 47 47 - - (33) (41%)
Commercial construction
11 35 4 (31) (89%) (7) (64%)
Commercial lease
(3) (1) - 1 (100%) 3 (100%)
Commercial
$173 $136 $113 ($23) (17%) ($60) (35%)
Residential mortgage loans
62 36 36 - - (26) (42%)
Home equity
65 53 50 (3) (6%) (15) (23%)
Automobile
19 12 13 1 8% (6) (32%)
Credit card
33 18 21 3 17% (12) (36%)
Other consumer
4 7 6 (1) (14%) 2 50%
Consumer
$183 $126 $126 - - ($57) (31%)
Total net charge-offs
$356 $262 $239 ($23) (9%) ($117) (33%)
Year-over-year charge-offs down significantly due to improving credit trends
$mm %
Florida $41 17%
Michigan 59
25%
Subtotal $101 42%
Other 139 58%
Total $239 100%

Nonperforming assets ($mm)
Down 16%
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,174
597
1,578
$2,126
538
1,588
$2,088
476
1,612
$1,944
470
1,474
$1,816
478
1,338
4Q10
1Q11
2Q11
3Q11
4Q11
Commercial
Consumer

13%
20%
15%
13%
0%
1%
2%
14%
22%

25%
20%
4%
20%
9%
2%
4%
11%
5%

11%
25%
18%
3%
10%
28%
2%
3%
0%

6%
11%
18%
1%
3%
5%
11%
37%
8%

Fifth Third Bank | All Rights Reserved
Nonperforming assets
• NPAs of $1.8B excluding held-for-sale down
16% year-over-year
• Commercial NPAs of $1.3B, down 15% from
the previous year
– Homebuilder / developer NPAs of
$155mm; represent 12% of total
commercial NPAs
• Consumer NPAs of $478mm, down 20% from
the previous year
• NPAs in held-for-sale of $138mm
C&I / Lease
$522mm, 29%
CRE
$816mm, 45%
Residential
$416mm, 23%
Other Consumer
$62mm, 3%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
Nonperforming assets continue to improve

Fifth Third Bank | All Rights Reserved
NPL HFI Rollforward
Commercial
4Q10 1Q11 2Q11 3Q11 4Q11
Beginning NPL Amount 1,261      1,214      1,211      1,253      1,155
Transfers to nonperforming 269         329         340         217         190
Transfers to performing (2)            (2)            (10)          (11)          -
Transfers to performing (restructured) -          -          -          (1)            -
Transfers from held for sale -          -          -          -          4
Transfers to held for sale -          (16)          (15)          (58)          (3)
Loans sold from portfolio (9)            (12)          (7)            (17)          (21)
Loan paydowns/payoffs (111)        (108)        (91)          (77)          (150)
Transfer to other real estate owned (48)          (37)          (39)          (20)          (14)
Charge-offs (170)        (164)        (141)        (136)        (113)
Draws/other extensions of credit 24           7             5             5             10
Ending Commercial NPL 1,214      1,211      1,253      1,155      1,058
Consumer
4Q10 1Q11 2Q11 3Q11 4Q11
Beginning NPL Amount 323         466         434         386         383
Transfers to nonperforming 365         232         214         201         206
Transfers to performing (36)          (35)          (34)          (33)          (28)
Transfers to performing (restructured) (25)          (50)          (41)          (39)          (39)
Transfers to held for sale -          -          -          -          -
Loans sold from portfolio -          (1)            (21)          -          -
Loan paydowns/payoffs (17)          (18)          (27)          (27)          (26)
Transfer to other real estate owned (20)          (18)          (15)          (16)          (30)
Charge-offs (130)        (144)        (126)        (91)          (87)
Draws/other extensions of credit 4             2             2             2             1
Ending Consumer NPL 466         434         386         383         380
Total NPL 1,680      1,645      1,639      1,538      1,438
Total new nonaccrual loans - HFI 634         561         554         418         396
NPL Rollforward
Significant improvement in NPL inflows over past year

FIFTH THIRD BANK

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12
2008
2009-
2011

$1.3B current consumer TDRs (%)

15%
14%
13%
14%
44%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months
$1.1
billion

40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted
at a lower rate than GSE composites
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $220mm were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, nearly
$940mm of TDRs are current and have been on
the books for more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data through 2Q11
Mortgage TDR 60+ redefault trend by vintage*
1Q08      3%
3Q08      7%
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(January 1, 2008 through September 2011)*
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09     12%
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
2Q08      7%
4Q08      8%
1Q09     11%
2Q09     12%
4Q09      7%
1Q10      7%
2Q10      5%
2Q11      4%
1Q11      4%
4Q10      4%
3Q10      5%

FIFTH THIRD BANK

Loans 30-89 days delinquent % vs. peers
2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
FITB
Peer Average

Loans 90+ days delinquent % vs. peers
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
FITB
Peer Average

NPA ratio vs. peers
4.5%
3.5%
2.5%
1.5%
0.5%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
FITB
Peer Average

Net charge-off ratio vs. peers
(7.5%)* (HFS transfer)
5.0%*
3.8% Before credit actions
2.3% Before credit actions
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
FITB
Peer Average

Fifth Third Bank | All Rights Reserved
Strong relative credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800mm in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510mm in NCOs related to loans sold or moved to held-for-sale
FITB credit metrics are in line with or better than peers

FIFTH THIRD BANK

Industry leading reserve levels

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$400
$300
$200
$100
$0
($100)
($200)
($300)
3.88%
3.62%
3.35%
3.08%
2.78%
$356
$367
$304
$262
$239
($190)
($199)
($191)
($175)
($184)
4Q10
1Q11
2Q11
3Q11
4Q11
Net Charge-offs
Additional Provision
Reserves

157%
119%
Reserves / NPLs
124%
102%
Reserves / NPAs
238%
238%
Reserves / Annualized NCOs
Fifth Third (4Q11)
Peer Average (3Q11)

15

Fifth Third Bank | All Rights Reserved
Strong reserve position
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
4Q11 coverage ratios strong
relative to peers (3Q11)

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$161
$145
$127
$85
$66
150
135
110
64
47
11
10
17
21
19
4Q10
1Q11
2Q11
3Q11
4Q11
% Current
25%
40%
42%
49%
42%
Agencies
Private
Claims

Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
22% drop in 4Q11 outstanding claims balance from
prior quarter
— Increase in file requests by GSEs on current
(performing) loans
Virtually all sold loans and the majority of new claims
relate to agencies
— 98% of outstanding balance of loans sold
— 71% of current quarter outstanding claims
Majority of outstanding balances of the serviced for
others portfolio relates to origination activity in 2009
and later
Private claims and exposure relate to whole loan sales
(no outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
Outstanding Balance of Sold Loans ($ in millions)
4Q10 1Q11 2Q11 3Q11 4Q11
Beginning balance 103 101 87 80 69
Net reserve additions     21 10 15 20 20
Repurchase losses (23) (23) (22) (31) (17)
Ending balance 101 88 80 69 72
2005 and prior
GSE GNMA Private Total
$7,214 $287 $530 $8,030
2006 1,668 59 263 1,990
2007 2,697 88 228 3,014
2008 2,664 680 0.3 3,344
2009 and later 31,714 9,040 1 40,755
Total $45,957 $10,154 $1,022 $57,133
* Includes reps and warranty reserve ($55mm) and reserve for loans sold with recourse ($17mm)

FIFTH THIRD BANK

(amounts in $mms)	Sovereigns		Financial Institutions		Non-Financial Entities		Total	
	Total Exposure	Funded Exposure	Total Exposure	Funded Exposure	Total Exposure	Funded Exposure	Total Exposure	Funded Exposure
Peripheral Europe	-	-	2	-	136	72	138	72
Other Eurozone	-	-	111	53	1,106	751	1,217	804
Total Eurozone	-	-	113	53	1,242	823	1,355	875
Other Europe	-	-	60	31	801	501	862	532
Total Europe	-	-	173	84	2,043	1,324	2,216	1,407

Fifth Third Bank | All Rights Reserved
European Exposure
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Eurozone includes countries participating in the European common currency (Euro)
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3mm)
• Total exposure to European financial institutions <$200mm
• Total exposure to five peripheral Europe countries <$200mm
• $875mm in funded exposure to Eurozone-related companies (~1% of total loan portfolio)

Fifth Third Bank | All Rights Reserved
Traditional banking focus
consistent with direction of financial reform
Business profile positions Fifth Third well – today and in the future
• Do not require substantial changes to Fifth Third’s business model or asset mix with attendant execution risk
•
Fifth Third’s business model is driven by traditional banking activities, consistent with direction of financial reform
Dodd-Frank /
Basel III
• International activity primarily related to trade finance and lending to U.S. subsidiaries of foreign companies (e.g. Fifth Third loss in Lehman bankruptcy expected to be less than
$2mm)
Financial system
interconnectedness
• Little to no impact (de minimis market maker in derivatives, proprietary trading)
– Low trading business activity; daily VaR ~$1mm or less
– Small private equity portfolio <$200mm
Volcker rule
• Other large firms facing significant litigation related to mortgage securitizations, GSE repurchases, and private label mortgage repurchases
• Fifth Third’s mortgage risks are manageable
– Quarterly mortgage repurchase costs ~$20-25mm and claims inventory declining
– Total mortgage securitizations outstanding $22mm (2003 HELOC) and performing well
Mortgage Putback /
Litigation risk
• No significant business at Fifth Third impaired during crisis
–No originations of CDOs, securitizations on behalf of others
–Didn’t originate or sell subprime mortgages or Option ARMs
Effect of crisis on
core business
• No direct European sovereign exposure
– Total exposure to European peripheral borrowers (Greece, Ireland, Italy, Portugal,
Spain) less than $200mm
– Gross exposure to European banks less than $200mm
European banks and
sovereign debt
exposure

20 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Holding company cash currently sufficient for more than 2 years of obligations; minimal holding company or Bank debt maturities until 2013
• Fifth Third has completely exited all crisis-era government support programs
– Fifth Third is one of the few large banks that have no TLGP-guaranteed debt to refinance in 2012
Superior capital and liquidity position
• NCOs of 1.2%; 2.4x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~40% of total revenues
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (198% PPNR / NCOs^ in 4Q11)
• 1.1% ROAA; 12% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation on slides 34-35.

Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue**
ROA
Effective tax rate
Asset Quality:
Net charge-offs
Loan loss allowance
Nonperforming assets^
Capital Ratios
#
:
Tier I common equity** (Basel III)
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: Outlook
1Q12 Outlook
$79.9 billion
$75.6 billion
Down ~$15-20mm vs. 4Q11
Down ~5 bps vs. 4Q11
Up ~$50-60mm vs. 4Q11
Down ~$15mm vs. 4Q11
~$530mm +/-
>1.1%
27-28%
* Presented on a fully-taxable equivalent basis.
** Non-GAAP measure.  See Reg. G reconciliation on slides 34-35.
^ Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review at quarter-end.
^^ Annualized net charge-offs as a percentage of average loans and leases
# Current period regulatory capital data ratios are estimated; see slide 35 for estimation of Basel III phased-in Tier 1 common
4Q11 Actual
Outlook as of January 20, 2012
Solid growth vs. 4Q11
Stable vs. 4Q11
Down ~$10-15mm +/- vs. 4Q11
Lower vs. 4Q11
Down ~$100mm vs. 4Q11
$920 million
3.67%
$550 million
$993 million
$473 million
1.1%
25%
9.3% (~9.7%)
11.1%
11.9%
16.1%
$239 million (1.19%^^)
$2.3 billion (2.78%)
$1.8 billion (2.23%)
Please see cautionary statement on slide 2 for risk factors related to forward-looking statements

FIFTH THIRD BANK

3,749
750
1,250
500
2012
2013
2014
2015
2016
2017
2018 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$500
$500
2011
2012
2013
2014
2015
2016
2017
2018 on

L-T debt 7%
Equity 11%
Other liabilities 4%
S-T borrowings 5%
Non-core deposits 3%
Consumer time 4%
Foreign office 3%
Savings/ MMDA 23%
Interest checking 17%
Demand 23%

Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (4Q11):
– FHLB ~$9B
– Federal Reserve ~$22B
Holding Company cash at 12/31/11: $2.6B
Cash currently sufficient to satisfy all fixed obligations
for more than 2 years (debt maturities, common and
preferred dividends, interest and other expenses)
without accessing capital markets; relying on dividends
from subsidiaries; proceeds from asset sales
Expected cash obligations over the next 12 months
—
~$368mm common dividends
—
~$35mm Series G preferred dividends
—
~$419mm interest and other expenses
Holding company unsecured debt maturities ($mm)
Bank unsecured debt maturities ($mm – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
S-T
wholesale
8%

FIFTH THIRD BANK

Total NPAs

3,000
2,500
2,000
1,500
1,000
500
0
4Q10
1Q11
2Q11
3Q11
4Q11
C&I/Lease
Auto/Other
CRE
Res RE

Total NCOs

500
400
300
200
100
0
4Q10
1Q11
2Q11
3Q11
4Q11
C&I/Lease
Auto/Other
CRE
Res RE

24 Fifth Third Bank | All Rights Reserved Non-performing assets and net charge-offs: Product view* *NPAs exclude loans held-for-sale.

Total NPAs

3,000
2,500
2,000
1,500
1,000
500
-
4Q10
1Q11
2Q11
3Q11
4Q11
Other SE
National
Other MW
Michigan
Florida

Total NCOs

500
400
300
200
100
-
4Q10
1Q11
2Q11
3Q11
4Q11
Other SE
National
Other MW
Michigan
Florida

25 Fifth Third Bank | All Rights Reserved Non-performing assets and net charge-offs: Geographic view* *NPAs exclude loans held-for-sale.

FIFTH THIRD BANK

FL
7%
MI
10%
OH
17%
IN
5%
IL
14%
KY
4%
TN
4%
NC
2%
Other /
National
37%

Auto
Manufacturing
1%
Accommodation
2%
Construction
4%
Finance &
Insurance
13%
Other
36%
Manufacturing
24%
Wholesale
Trade
10%
Real Estate
4%
Auto Retailers
2%
Retail Trade
4%

Fifth Third Bank | All Rights Reserved
($ in millions) 4Q10 1Q11 2Q11 3Q11 4Q11
EOP Balance $27,191 $27,344 $28,099 $29,258 $30,783
Avg Loans $26,338 $27,331 $27,909 $28,777 $29,891
90+ days delinquent $16 $8 $7 $9 $4
as % of loans 0.06% 0.03% 0.02% 0.03% 0.01%
NPAs $612 $620 $638 $588 $509
as % of loans 2.25% 2.27% 2.27% 2.01% 1.65%
Net charge-offs $85 $83 $76 $55 $62
as % of loans 1.27% 1.22% 1.10% 0.76% 0.82%
C&I
Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• Commercial & Industrial loans represented 38% of total loans and 26% of net charge-offs
• 14% of 4Q11 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $2.3B (7%);
4Q11 NCO ratio of 1.45%
• FL represented 11% of 4Q11 losses, 7% of loans; MI
represented 20% of losses, 10% of loans
*NPAs exclude loans held-for-sale.

FL
12%
MI
26%
Other /
National
5%
NC
6%
TN
2%
KY
4%
IL
10%
IN
6%
OH
29%

Auto
Manufacturing
0%
Accommodation
4%
Construction
7%
Finance &
Insurance
2%
Other
26%
Manufacturing
6%
Wholesale
Trade
4%
Auto Retailers
3%
Retail Trade
5%
Real Estate
43%

Fifth Third Bank | All Rights Reserved
($ in millions) 4Q10 1Q11 2Q11 3Q11 4Q11
EOP Balance $10,845 $10,510 $10,233 $10,330 $10,138
Avg Loans $10,985 $10,685 $10,394 $10,050 $10,262
90+ days delinquent $11 $8 $12 $9 $3
as % of loans 0.10% 0.08% 0.11% 0.09% 0.03%
NPAs $679 $696 $710 $630 $637
as % of loans 6.26% 6.63% 6.94% 6.10% 6.28%
Net charge-offs $80 $54 $47 $47 $47
as % of loans 2.89% 2.04% 1.83% 1.86% 1.82%
Commercial mortgage
Commercial mortgage*
Loans by geography Credit trends
Loans by industry Comments
*NPAs exclude loans held-for-sale.
• Commercial mortgage loans represented 13% of total loans
and 20% of net charge-offs
• Owner occupied 4Q11 NCO ratio of 1.4%, non-owner occupied
4Q11 NCO ratio of 2.2%
• Loans from FL/MI represented 39% of portfolio loans, 58% of portfolio losses in 4Q11

FIFTH THIRD BANK

FL
18%
MI
10%
OH
30%
IN
10%
IL
8%
KY
4%
TN
6%
NC
3%
Other /
National
11%

Accommodation
1%
Other
11%
Wholesale
Trade
1%
Auto Retailers
0%
Retail Trade
1%
Construction
29%
Finance &
insurance
0%
Manufacturing
2%
Real estate
55%

Fifth Third Bank | All Rights Reserved
($ in millions) 4Q10 1Q11 2Q11 3Q11 4Q11
EOP Balance $2,048 $1,980 $1,778 $1,213 $1,020
Avg Loans $2,171 $2,030 $1,918 $1,752 $1,132
90+ days delinquent $3 $23 $48 $44 $1
as % of loans 0.13% 1.16% 2.71% 3.65% 0.09%
NPAs $259 $248 $240 $238 $179
as % of loans 12.65% 12.53% 13.52% 19.60% 17.60%
Net charge-offs $11 $26 $20 $35 $4
as % of loans 2.01% 5.24% 4.09% 7.90% 1.37%
Commercial construction
Commercial construction*
Loans by geography Credit trends
Loans by industry Comments
*NPAs exclude loans held-for-sale.
• Commercial construction loans represented 1% of total loans and 2% of net charge-offs
• Loans from FL/MI represented 27% of portfolio loans, 25% of portfolio losses in 4Q11

FIFTH THIRD BANK

FL
13%
MI
21%
Other / National
2%
NC
10%
TN
4%
KY
5%
IL
3%
IN
10%
OH
32%

C&I
27%
Commercial mortgage
44%
Commercial construction
29%

©

Fifth Third Bank | All Rights Reserved
($ in millions) 4Q10 1Q11 2Q11 3Q11 4Q11
EOP Balance $699 $651 $597 $578 $512
90+ days delinquent $1 $1 $1 $3 $0
as % of loans 0.12% 0.16% 0.19% 0.59% 0.03%
NPAs $259 $249 $243 $207 $155
as % of loans 37.12% 38.30% 40.67% 35.87% 30.34%
Net charge-offs $19 $22 $14 $18 $2
as % of loans 10.08% 13.04% 8.91% 11.50% 1.28%
Homebuilders/developers
Homebuilders/developers*
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $512mm, down 85% from peak
of $3.3B in 2Q08; represents approximately 1% of total loans and 1.1% of commercial loans
• $2mm of NCOs (17% commercial mortgage, 81% commercial
construction, 2% C&I)
• $155mm of NPAs (57% commercial mortgage, 34%
commercial construction, 9% C&I)
*NPAs exclude loans held-for-sale.

FIFTH THIRD BANK

FL
16%
MI
16%
Other /
National
10%
OH
26%
NC
5%
TN
2%
KY
6%
IL
12%
IN
7%

©

Fifth Third Bank | All Rights Reserved
($ in millions) 4Q10 1Q11 2Q11 3Q11 4Q11
EOP Balance $8,956 $9,530 $9,849 $10,249 $10,672
Avg Loans $8,382 $9,282 $9,654 $10,006 $10,464
90+ days delinquent $100 $98 $87 $91 $79
as % of loans 1.12% 1.03% 0.88% 0.89% 0.74%
NPAs $368 $338 $338 $337 $350
as % of loans 4.11% 3.55% 3.43% 3.29% 3.28%
Net charge-offs $62 $65 $36 $36 $36
as % of loans 2.93% 2.82% 1.50% 1.41% 1.38%
Residential mortgage
Residential mortgage
1 st liens: 100%; weighted average LTV: 73.8%
Weighted average origination FICO: 748
Origination FICO distribution:  <660 8%; 660-689 6%; 690-719
10%; 720-749 13%; 750+ 51%; Other^ 12%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 35%; 70.1-80 39%; 80.1-90 8%;
90.1-95 4%; >95 14%
Vintage distribution: 2011 29%; 2010 20%; 2009 5%; 2008 6%;
2007 8%; 2006 7%; 2005 12%; 2004 and prior 13%
% through broker: 14%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
• Residential mortgage loans represented 13% of total loans
and 15% of net charge-offs
• FL portfolio 16% of residential mortgage loans and 49% of
portfolio losses

FIFTH THIRD BANK

FL 3%
MI 21%
Other 19%
NC 1%
TN 2%
KY 7%
IL 12%
IN 10%
OH 25%

FL 9%
Other 1%
MI 21%
NC 5%
TN 2%
KY 8%
IL 14%
IN 9%
OH 31%

© Fifth Third Bank | All Rights Reserved
($ in millions) 4Q10 1Q11 2Q11 3Q11 4Q11
EOP Balance $9,815 $9,585 $9,462 $9,380 $9,232
90+ days delinquent $59 $59 $61 $62 $56
as % of loans 0.60% 0.62% 0.64% 0.66% 0.61%
Net charge-offs $40 $39 $34 $35 $33
as % of loans 1.61% 1.64% 1.46% 1.50% 1.42%
Home equity - direct
($ in millions) 4Q10 1Q11 2Q11 3Q11 4Q11
EOP Balance $1,698 $1,637 $1,586 $1,540 $1,487
90+ days delinquent $25 $25 $23 $21 $18
as % of loans 1.46% 1.51% 1.46% 1.37% 1.21%
Net charge-offs $25 $24 $20 $18 $17
as % of loans 5.74% 5.88% 4.95% 4.53% 4.54%
Home equity - brokered
Home equity
1
st
liens: 31%; 2nd liens: 69%
Weighted average origination FICO: 750
Origination FICO distribution^: <660 4%; 660-689 7%; 690-719 13%; 720-749
17%; 750+ 50%; Other 9%
Average CLTV: 74%; Origination CLTV distribution: <=70 39%; 70.1-80 22%;
80.1-90 18%; 90.1-95 7%; >95 14%
Vintage distribution: 2011 3%; 2010 3%; 2009 4%; 2008 11%; 2007 11%; 2006
15%; 2005 14%; 2004 and prior 39%
% through broker channels: 14% WA FICO: 735 brokered, 752 direct; WA
CLTV: 88% brokered; 71% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Home equity loans represented 13% of total loans and 21% of net charge-offs
Approximately 14% of portfolio in broker product driving 34% total loss
Approximately one third of Fifth Third 2
nd
liens are behind Fifth Third
1
st
liens
2005/2006 vintages represent approximately 29% of portfolio; account for 55% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available

8%
2%
0%
30%
12%
26%
19%
0%
3%

2%
1%
15%
35%
27%
20%

2%
4%
2%
17%
15%
14%
-1%
0%
45%

© Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 2.0            7% 66              13% 7            11%
Commercial mortgage 1.3            12% 118             18% 6            13%
Commercial construction 0.2            18% 89              50% -         0%
Commercial lease 0.0            1% -             0% -         0%
Commercial 3.5            8% 273             20% 13          11%
Mortgage 1.7            16% 156             45% 19          52%
Home equity 0.8            8% 9                13% 6            13%
Auto 0.5            5% 1                5% 1            7%
Credit card 0.1            5% 3                7% 2            8%
Other consumer 0.0            5% -             0% 1            12%
Consumer 3.2            9% 168             35% 29          23%
Total 6.7            8% 441             24% 41          17%
Florida
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increased NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
Weak commercial real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio

FIFTH THIRD BANK

3%
1%
9%
28%
19%
14%
23%
2%
1%

2%
1%
3%
0%
12%
31%
1%
4%
46%

3%
5%
1%
21%
23%
9%
36%
0%
2%

©

Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 3.2            10% 101                 20% 12          20%
Commercial mortgage 2.6            26% 150                 24% 21          45%
Commercial construction 0.1            10% 15                  8% 1            35%
Commercial lease 0.2            5% 3                     21% (0)           0%
Commercial 6.1            14% 269                 20% 35          31%
Mortgage 1.6            15% 39                  11% 5            15%
Home equity 2.2            21% 7                     11% 14          28%
Auto 1.0            8% 2                     14% 2            12%
Credit card 0.3            15% 9                     19% 3            15%
Other consumer 0.1            22% -                 0% 1            11%
Consumer 5.2            15% 57                  12% 25          19%
Total 11.4          14% 326                 18% 59          25%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
*NPAs exclude loans held-for-sale.
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impact on
commercial real estate market

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ and shares in millions
(unaudited) For the Three Months Ended
December September June March December
2011 2011 2011 2010 2010
Income before income taxes (U.S. GAAP) 418 530 506 377 417
Add: Provision expense (U.S. GAAP) 55 87 113 168 166
Pre-provision net revenue (a) 473 617 619 545 583
Net income available to common shareholders (U.S. GAAP) 305 373 328 88 270
Add: Intangible amortization, net of tax 3 3 4 5 7
Tangible net income available to common shareholders 308 376 332 93 277
Tangible net income available to common shareholders (annualized) (b) 1,222 1,492 1,332 377 1,099
Average Bancorp shareholders' equity (U.S. GAAP) 13,147 12,841 12,365 13,052 14,007
Less: Average preferred stock 398 398 398 1,557 3,648
Average goodwill 2,417 2,417 2,417 2,417 2,417
Average intangible assets 42 47 52 59 67
Average tangible common equity (c) 10,920 9,979 9,498 9,019 7,875
Total Bancorp shareholders' equity (U.S. GAAP) 13,201 13,029 12,572 12,163 14,051
Less:  Preferred stock (398) (398) (398) (398) (3,654)
Goodwill (2,417) (2,417) (2,417) (2,417) (2,417)
Intangible assets (40) (45) (49) (55) (62)
Tangible common equity, including unrealized gains / losses (d) 10,346 10,169 9,708 9,293 7,918
Less: Accumulated other comprehensive income / loss (470) (542) (396) (263) (314)
Tangible common equity, excluding unrealized gains / losses (e) 9,876 9,627 9,312 9,030 7,604
Total assets (U.S. GAAP) 116,967 114,905 110,805 110,485 111,007
Less:  Goodwill (2,417) (2,417) (2,417) (2,417) (2,417)
Intangible assets (40) (45) (49) (55) (62)
Tangible assets, including unrealized gains / losses (f) 114,510 112,443 108,339 108,013 108,528
Less: Accumulated other comprehensive income / loss, before tax (723) (834) (609) (405) (483)
Tangible assets, excluding unrealized gains / losses (g) 113,787 111,609 107,730 107,608 108,045
Common shares outstanding (h) 920 920 920 919 796
Net charge-offs (i) 239 262 304 367 356
Ratios:
Return on average tangible common equity (b) / (c) 11.88% 14.95% 14.02% 4.18% 13.95%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.68% 8.63% 8.64% 8.39% 7.04%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.04% 9.04% 8.96% 8.60% 7.30%
Tangible book value per share (d) / (h) 11.25 11.05 10.55 10.11 9.94
Pre-provision net revenue / net charge-offs (a) / (i) 198% 235% 204% 149% 164%

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
$ in millions
(unaudited) For the Three Months Ended
December September June March December
2011 2011 2011 2010 2010
Total Bancorp shareholders' equity (U.S. GAAP) 13,201 13,029 12,572 12,163 14,051
Goodwill and certain other intangibles (2,514) (2,514) (2,536) (2,546) (2,546)
Unrealized gains (470) (542) (396) (263) (314)
Qualifying trust preferred securities 2,248 2,273 2,312 2,763 2,763
Other 38 20 20 12 11
Tier I capital 12,503 12,266 11,972 12,129 13,965
Less: Preferred stock (398) (398) (398) (398) (3,654)
Qualifying trust preferred securities (2,248) (2,273) (2,312) (2,763) (2,763)
Qualifying noncontrolling interest in consolidated subsidiaries (50) (30) (30) (30) (30)
Tier I common equity (a) 9,807 9,565 9,232 8,938 7,518
Unrealized gains 470 542
Disallowed deferred tax assets - -
Disallowed MSRs 70 64
Other 12 10
Less: 10% of individual deferred tax assets, MSRs, investment in financial entities - -
15% of aggregate deferred tax assets, MSRs, investment in financial entities - -
Tier 1 common equity, Basel III proforma (b) 10,359 10,181
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (c) 104,999 102,560 100,320 99,392 100,561
Add:
Regulatory deductions not deducted from Tier 1 common equity, risk-weighted at 250% 1,453 1377
Risk-weighted assets, Basel III proforma (d) 106,452 103,937
Ratios:
Tier I common equity (a) / (c) 9.34% 9.33% 9.20% 8.99% 7.48%
Tier I common equity, Basel III proforma (b) / (d) 9.7% 9.8%